UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2025

JBT Marel Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

John Bean Technologies Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On September 9, 2025, JBT Marel Corporation (the “Company”) closed its previously announced private offering (the “Offering”) of $575.0 million aggregate principal amount of the Company’s 0.375% Convertible Senior Notes due 2030 (the “Notes”), which includes $75.0 million aggregate principal amount of Notes issued in connection with the initial purchasers’ full exercise of their option to acquire additional Notes, pursuant to an indenture, dated September 9, 2025 (the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee.

Interest on the Notes will accrue from September 9, 2025 and is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2026, at a rate of 0.375% per year. The Notes will mature on September 15, 2030 unless earlier converted, redeemed or repurchased. The initial conversion rate for the Notes is 5.3258 shares of the Company’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $187.77 per share of the Company’s common stock), subject to adjustment.

In connection with the Offering, the Company received gross proceeds of $575.0 million and net proceeds, after initial purchasers’ discounts and payment of the cost of the convertible note hedge transactions (partially offset by the proceeds to the Company from the warrant transactions) and before offering expenses, of approximately $506.1 million. The Company expects to use the net proceeds from the Offering to repay a portion of the borrowings outstanding under its revolving credit facility, and subsequently to draw on its revolving credit facility and/or use cash on hand to repay or otherwise refinance its outstanding 0.25% convertible senior notes due 2026 (the “2026 notes”). This Current Report on Form 8-K (this “Current Report”) shall not constitute an offer to purchase, or the solicitation of an offer to sell, the 2026 notes.

The Company may not redeem the Notes prior to September 20, 2028. On or after September 20, 2028, the Company may redeem for cash all or any portion of the Notes, at its option, if the last reported sale price of the common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date. If the Company redeems less than all the outstanding Notes, at least $100 million aggregate principal amount of Notes must be outstanding and not subject to redemption as of the relevant redemption notice date.

Holders may convert their Notes under the following conditions at any time prior to the close of business on the business day immediately preceding June 15, 2030 in multiples of $1,000 principal amount, only under the following circumstances:

•

during any calendar quarter commencing after the calendar quarter ending on December 31, 2025 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•

during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price (as defined below) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the common stock and the conversion rate on each such trading day;

•

if the Company calls such notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date, but only with respect to the notes called (or deemed called) for redemption; or

•	upon the occurrence of certain corporate events, as specified in the Indenture.

In addition, holders may convert their Notes, in multiples of $1,000 principal amount, at their option at any time on or after June 15, 2030, and prior to the close of business on the second scheduled trading day immediately preceding the stated maturity date of the Notes, without regard to the foregoing circumstances.

Upon the occurrence of a fundamental change (as defined in the Indenture), subject to certain conditions, holders of the Notes may require the Company to repurchase for cash all or any portion of their Notes in principal amounts of $1,000 or an integral multiple thereof, at a repurchase price of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date. In addition, following certain corporate events that occur prior to the maturity date or if we deliver a notice of redemption, we will, in certain circumstances, increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or convert its notes called (or deemed called) for redemption during the related redemption period, as the case may be.

The Indenture contains customary covenants and events of default.

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and form of Note, which are attached as Exhibit 4.1 and Exhibit 4.2 to this Current Report and incorporated herein by reference.

Convertible Bond Hedge Transactions and Warrants

In connection with the pricing of the Notes, the Company entered into privately negotiated convertible note hedge transactions with certain of the initial purchasers of the Notes, their respective affiliates and/or other financial institutions (the “option counterparties”). The convertible note hedge transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of the common stock underlying the Notes. Concurrently with entering into the convertible note hedge transactions, the Company also entered into warrant transactions with the option counterparties whereby it sold to the option counterparties warrants to purchase, subject to customary anti-dilution adjustments, up to the same number of shares of the common stock. From the Company’s perspective, the aforementioned convertible note hedge and warrant transactions increase the effective conversion price to $283.42 per share.

The convertible note hedge transactions are expected generally to reduce the potential dilution upon conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, in the event that the market price per share of the common stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transactions, which initially corresponds to the conversion price of the notes and is subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the notes. If, however, the market price per share of the common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants, there would nevertheless be dilution to the extent that such market price exceeds the strike price of the warrants unless, subject to the terms of the warrant transactions, the Company elects to cash settle the warrants.

The Company will not be required to make any cash payments to the option counterparties or their affiliates upon the exercise of the options that are a part of the convertible note hedge transactions, but the Company will be entitled to receive from them a number of shares of the common stock, an amount of cash or a combination thereof generally based on the amount by which the market price per share of the common stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transactions during the relevant valuation period under the convertible note hedge transactions. Additionally, if the market price per share of the common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants during the measurement period at the maturity of the warrants, the Company will owe the option counterparties a number of shares of the common stock or, if it so elects, subject to certain conditions, cash, in an amount based on the excess of such market price per share of the common stock over the strike price of the warrants.

The convertible note hedge transactions and the warrant transactions are separate transactions entered into by the Company with the option counterparties, are not part of the terms of the Notes and will not change the holders’ rights under the notes. Holders of the Notes will not have any rights with respect to the convertible note hedge transactions or the warrant transactions.

The foregoing summary of the convertible note hedge transactions and the warrant transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the form of bond hedge confirmation and form of warrant confirmation, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

The Company sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the initial purchasers to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes and the common stock issuable upon the exchange of the Notes, if any, will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The Company sold the warrants comprising the warrant transactions described above to the option counterparties in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The warrants and the shares of the common stock issuable upon exercise of the warrants, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. To the extent that any shares of the common stock are issued upon exercise of the warrants by any of the option counterparties pursuant to the respective warrants, such shares will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with any resulting issuance of shares of the common stock. The maximum number of shares of the common stock issuable in connection with the warrants is 6,124,672, subject to adjustments as set forth in the warrant confirmations.

Item 8.01	Other Events

On September 4, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond the Company’s ability to control. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. These forward-looking statements include, among others, statements regarding the Offering and the use of proceeds therefrom. The factors that could cause the Company’s actual results to differ materially from expectations include, but are not limited to, the factors described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and in any subsequently filed Quarterly Reports on Form 10-Q. If one or more of those or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may vary materially from what the Company projected. Consequently, actual events and results may vary significantly from those included in or contemplated or implied by the Company’s forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement made by the Company or on its behalf, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of September 9, 2025, by and between JBT Marel Corporation, as issuer, and Wilmington Trust, National Association, as trustee.

4.2	Form of 0.375% Convertible Senior Note due 2030 (included in Exhibit 4.1).

10.1	Form of Bond Hedge Confirmation.

10.2	Form of Warrant Confirmation.

99.1	Press release announcing the pricing of the Offering, dated September 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBT MAREL CORPORATION

By:	/s/ Matthew J. Meister
Name:	Matthew J. Meister
Title:	Executive Vice President and Chief Financial Officer

Dated: September 9, 2025